Exhibit 99.2

Clinical - Stage Biopharmaceutical Company Focused on Developing New Generation Therapies for Dermatological Disorders : HOTH SPRING 2020

www. hoththerapeutics . c o m 2 This presentation contains "forward - looking statements" within the meaning of the “safe - harbor” provisions of the Private Securities Litigation Reform Act of 1995 . These statements are identified by the use of words “could”, “believe”, “anticipate”, “intend”, “estimate”, “expect”, “may”, “continue”, “predict”, “potential” and similar expressions that are intended to identify forward - looking statements . Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of Hoth Therapeutics, Inc . (“Hoth” or “the Company”) to differ materially from the results expressed or implied by such statements, including changes to anticipated sources of revenues, future economic and competitive conditions, difficulties in developing the Company’s technology platforms, retaining and expanding the Company’s customer base, fluctuations in consumer spending on the Company’s products and other factors . Accordingly, although the Company believes that the expectations reflected in such forward - looking statements are reasonable, there can be no assurance that such expectations will prove to be correct . The Company disclaims any obligations to publicly update or release any revisions to the forward - looking information contained in this presentation, whether as a result of new information, future events or otherwise, after the date of this presentation or to reflect the occurrence of unanticipated events except as required by law . Safe Harbor Statement

Our Mission www. hoththerapeutics . c o m Develop unique therapies for patients suffering from large, unmet quality of life dermatology indications such as atopic dermatitis (eczema), chronic wound disorders, psoriasis and acne. 3

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HOTHTHERAPEUTICS

Company Overview

Large total addressable market with broad consumer appeal

BioLexa Platform

- ✓ Lead drug platform is initially focused on the treatment of mild to moderate atopic dermatitis in adolescents
- ✓ Novel mixture of two compounds; 1) breaks down the biofilm protecting the infection + 2) an antibiotic, treats the underlying infection
- ✓ Positive preclinical data conducted at the University of Miami
- ✓ Phase 2 top-line data expected by the end of 2020 or early 2021

Multiple Shots on Goal

- ✓ BioLexa Platform Second Indication – Diabetic Foot Ulcers
- ✓ VNLG 152 - Acne & Psoriasis
- ✓ Z-Pods™ - Treat Cutaneous Lupus Erythematosus (CLE)
- ✓ WEG-232 – Treat Side Effects of Erlotonib (Cancer Patients)
- ✓ Gene Therapy – Asthma & Allergic Inflammation
- ✓ VaxCelerate – COVID-19 Vaccine
- ✓ Novel Peptide COVID-19 Therapeutic

Partnerships

University of Maryland Baltimore · Zylö Results. Delivered. · The Global 505(b)(2) Experts Camargo Pharmaceutical Services · The George Washington University · Particle Sciences Drug Development Services · Novotech The Asia Pacific CRO · Virginia Commonwealth University · Massachusetts General Hospital · Cincinnati Children's Hospital Medical Center · University of Cincinnati

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www. hoththerapeutics . c o m 5 Dermatology History of Attractive Returns and Exits *Atopic Dermatitis Market – Global Industry Analysis, Size and Forecast, 2017 - 2027 $4 .9B 60% • 56 % premium over Anacor stock price prior to announcement • Anacor’s lead product, Eucrisa, is a topical treatment for mild to moderate eczema • Nonsteroidal, injectable treatment for moderate to severe atopic dermatitis www. hoththerapeutics . c o m 6 BioLexa Platform Market Opportunity Source 1: According to the National Eczema Association, this chronic skin condition affects approximately 32 million Americans, spending $300 per year per patient on average, which represents an approximately $9.5 billion market in the U.S. Source 2: The American Society for Aesthetic Plastic Surgery 17th annual multi - specialty statistical data Source 3: Transparency Market Research Report, Mar 30, 2017, Diabetic - Foot Ulcer Market Report AESTHETIC DERMATOLOGY • Improve healing, cosmetic outcomes • 8.8M 2 target patients • $1.9 2 US Market Opportunity Serving large, unmet dermatological needs CHRONIC DIABETIC ULCERS • Accelerate and healing • 10M 3 target patients • $2.8B 3 US Market ECZEMA AND ATOPIC DERMATITIS • Mild to Moderate • 32M 1 target patients • $9.5B 1 US Market $9.5B 1 US Market $2.8B 3 US Market $1.9B 2 US Market

www. hoththerapeutics . c o m 7 BioLexa Platform Clinical Development PRECLINICALPHASE 1 PHASE 2 PHASE 3 BIOLEXA PLATFORM A patented topical non-corticosteroid approach, inhibiting the formation of biofilms BIOLEXA PLATFORM A patented approach to inhibit the formation of S. aureus biofilms in Diabetic Foot Ulcers and Chronic Wounds Diabetic Wounds CLINICAL STAGE DEVELOPMENT PROGRAMS Atopic Dermatitis Proposed

www. hoththerapeutics . c o m 8 What is Atopic Dermatitis? • Atopic dermatitis (eczema) is a condition that makes your skin red and itchy . • Common in children, but can occur at any age. • Long lasting (chronic) and tends to flare periodically . • It may be accompanied by asthma or hay fever. • Current treatments are expensive with undesirable side effects : including topical steroids, OTC moisturizers and oatmeal baths. • It's common in children but can occur at any age. • Atopic dermatitis market predicted to grow $6.4B in 2017 to $18.3B by end of 2027*. *Atopic Dermatitis Market – Global Industry Analysis, Size and Forecast, 2017 - 2027

www. hoththerapeutics . c o m 9 ▪ Staph aureus makes up 20% of the bacteria on skin and 40% on lesions ▪ Exposure to water or salt and slight perspiration prompts biofilm formation and clogs the sweat ducts which triggers an immune response ▪ Immune response combined with gene deficiency results in itching and rash ▪ In a study conducted by Dr. Herbert Allen of Drexel University, skin swabs, scrapings, and biopsies from AD patients’ inflamed skin were compared to control samples where skin was unaffected: ▪ All samples taken from skin affected by AD had multi - drug resistant Staph (aureus and epidermidis) and ALL were positive for biofilm formation Staph aureus: B acteria in the skin and the leading cause of skin and soft tissue infections, such as abscesses, boils, furuncles, and cellulitis (red, swollen, painful, warm skin) . S . aureus germs can also cause more serious infections, such as pneumonia, bloodstream infections, endocarditis (infection of the inner lining of the heart chambers and heart valves), and bone and joint infections . The Problem: Staph Aureus: Leading Cause of Skin Infections

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HOTHTHERAPEUTICS

Our Solution:
BioLexa Inhibits the Formation of Biofilms

BioLexa Plaform - Novel mixture of two compounds targeting Atopic Dermatitis (AD) or eczema - First compound breaks down the biofilm protecting the infection (staphylococcus aureus or s. aureus), allowing the second, an antibiotic, to more effectively treat the underlying infection.

- Biofilms are matrices produced by bacterial colonies that shield the colony from attack by the immune system and make the bacteria up to 1000 times more resistant to antibiotics
- CDC data indicate that biofilms are **implicated in over 2/3 of all skin infections**
- Bacteria rely **on Zn^{+2} ions** to build biofilms to protect colonies
- BioLexa platform technology **combines a chelating agent with an antibiotic** to form a synergistic compound for inhibiting biofilm formation and fighting bacterial infection
- BioLexa works by using **DTPA to chelate the Zn^{+2} ions** necessary to form biofilms while using gentamicin, a potent antibiotic, to fight existing bacteria


5 Dispersion
4 Maturation
Intervene Here
Free-floating planktonic phase
Extracellular Matrix
Biofilm
1 Attachment
2 Microcolonies


S. aureus or S. epidermidis
intercellular adhesion
Adherence to substrate
Microcolony formation
Mature biofilm

Source: Image Biofilms in Infections, Dr. TV RAO, MD
https://slideshare.net/doctorrao/biofilms-2172226

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HOTHTHERAPEUTICS

A Different Approach to Atopic Dermatitis
BioLexa Technology Overview

BioLexa is a combination of gentamicin antibiotic and the zinc ion binder DTPA

Gentamicin sulfate 0.1% + Ca-DTPA powder = GRAS Cream Vehicle → BioLexa Platform

- ✓ Proprietary platform technology combines two existing approved drugs enabling reliance on existing safety data for those drugs reducing expected time to market from 10-12 years to 4-6 years
- ✓ Topical cream made up of Glyceryl Stearate/PEG-100 Stearate, Lanolin Alcohol, Mineral Oil, Sorbitol 70% Solution, and active components; Gentamicin and Ca-DTPA, Gentamicin 0.1% cream
- ✓ Broad spectrum antibiotic exhibiting bactericidal activity against both gram-positive and gram-negative bacteria
- ✓ FDA cleared for both internal and external applications and provides highly effective topical treatment in primary and secondary bacterial infections of the skin

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HOTHTHERAPEUTICS

www.hoththerapeutics.com

BioLexa Minipig Study: Results

This study concluded that the formula of the BioLexa Platform is the most effective treatment to reduce bacteria growth and inhibit the formation of biofilms.

Either Alone Not Adequate


Figure 5
Planktonic and Biofilm bacterial counts of *Staphylococcus aureus* ATCC6538
(DTPA alone)
Log CFU/ml
10.00
9.00
8.00
7.00
6.00
5.00
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DTPA 30 µM
DTPA 100 µM
DTPA 300 µM
DTPA 1000 µM
DTPA 2500 µM
DTPA 5000 µM
DTPA 10000 µM
DTPA 30000 µM
Vehicle
Gentamicin 0.1%
Untreated
LOQ = 1.3
LOQ = Limit of Quantification
Planktonic
Biofilm

DTPA alone

Gentamicin alone

Miller School of Medicine, of the University of Miami and University of Cincinnati
- Determination of the effects of a novel antimicrobial agent used in conjunction with Gentamicin on *Staphylococcus aureus* using a porcine model: preliminary evaluations
Jose Valdes, Joel Gil, Andrew Herr, Andrew Harding and Stephen Davis

Combination Works Best


Planktonic and Biofilm bacterial counts of *Staphylococcus aureus* ATCC6538
(DTPA + Gentamicyn)
Log CFU/ml
10.00
9.00
8.00
7.00
6.00
5.00
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DTPA 30 µM + Gentamicin 0.1%
DTPA 100 µM + Gentamicin 0.1%
DTPA 300 µM + Gentamicin 0.1%
DTPA 1000 µM + Gentamicin 0.1%
DTPA 2500 µM + Gentamicin 0.1%
DTPA 5000 µM + Gentamicin 0.1%
DTPA 10000 µM + Gentamicin 0.1%
DTPA 30000 µM + Gentamicin 0.1%
I - Vehicle
J - Gentamicin 0.1%
K - Untreated
LOQ = 1.3
LOQ = Limit of Quantification
Planktonic
Biofilm

Combination reduced bacteria below LOQ

Miller School of Medicine, of the University of Miami and University of Cincinnati
- Determination of the effects of a novel antimicrobial agent used in conjunction with Gentamicin on *Staphylococcus aureus* using a porcine model: preliminary evaluations
Jose Valdes, Joel Gil, Andrew Herr, Andrew Harding and Stephen Davis

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HOTHTHERAPEUTICS

BioLexa Eczema Phase 2 Clinical Trial Strategy

- ✓ Mirror the Pfizer/Anacor Playbook for BioLexa's development
- ✓ Partnering with the same chronic research organization (CRO) as Anacor, Novotech, in Australia
- ✓ Novotech successfully guided Anacor through their clinical trials including patient recruitment, process and data collection
- ✓ Quick path to approval using the 505(b)(2) regulatory pathway reducing from 10 to 12 years to 4 to 6 years
- ✓ Other benefits: Significant cost savings and expedited review/approval process with the FDA in the US

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HOTHTHERAPEUTICS

BioLexa Eczema Phase 2 Clinical Trial

Phase 2b – Safety

Design	• Double-blind, placebo-controlled study to evaluate the safety and efficacy of topical • Parallel assignment; Quadruple masking: participant, care provider, investigator, outcomes assessor • Enrollment patients with mild-moderate atopic dermatitis
Sample size	60-80 pediatric and adolescent subjects randomized to either treatment or vehicle
Treatment Schedule	Twice daily topical application directly on skin for 28 days duration of study.
Endpoint 1	Safety
Endpoint 2	Improvement by two grades of atopic dermatitis (eczema)
Centers	3
Inclusion	Ages 2-17 years of age. IGA 2-3. BSA 5-25%
Exclusion	History of gentamicin sensitivity
Duration	28 days with open label extensions
Total Estimated Cost	Approximately $1.5 million (before rebate)
Estimated Top-Line Data Readout	End of 2020 or early 2021

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HOTHTHERAPEUTICS

BioLexa Platform for DFU & Chronic Wound Disorders

Market Opportunity

- Diabetic Foot Ulcers affect approximately 9.1 to 26.1 million people worldwide*
- Approximately 19-34% of people with diabetes are likely to be affected*
- Unmet need for therapeutic approaches that heal wounds with S. aureus biofilms

Solution

- Accelerating the healing of diabetic wounds infected with S. aureus forming biofilms with its patented approach to inhibit biofilms from forming

Pilot Study at Massachusetts General Hospital Vaccine & Immunotherapy Center

- Materials delivered for Module 1 of the Pilot Study in early 2019
- Focusing on applications to diabetic foot ulcers in a murine model

Milestone:

- Results of pilot study received July 11, 2019
- A larger study is currently being developed

*https://www.nejm.org/doi/full/10.1056/NEJMra1615439

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HOTHTHERAPEUTICS

Pipeline: Multiple Shots on Goal

EARLY STAGE DEVELOPMENT PROGRAMS		PRECLINICAL	PHASE 1	PHASE 2	PHASE 3
VNLG 152 Lead retinamide RAMBAs demonstrate antikeratinization & sebosuppressive effects in vitro and in reconstructed human epidermis	Psoriasis, Acne	→			
WEG-232 Treating dermatological conditions caused by oncology treatment Erlotonib	Dermatology/Oncology	→			
GENE THERAPY Exon skipping approach to specifically target and down-regulate IgE receptor expression in mast cells	Asthma/Allergic Inflammation	→			
VCU - Novel Peptide Therapeutic Preventing SARS-CoV-2's ability to replicate	COVID-19 Therapeutic	→			
HALOVAX - VaxCelerate Using self assembling vaccine (SAV) technology	COVID-19 Vaccine	→			
Z-PODS Patented technology delivery system for drugs treating CLE	Lupus	→			

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HOTHTHERAPEUTICS

VNLG 152: Acne & Psoriasis

Market Opportunity:

- ~7.5 million people are affected by psoriasis in the US alone, representing ~2% of the population with approximately 100,000 new cases reported each year*
- 60 million people suffering from all grades of acne in the US, 20% of which is severe enough to result in facial scarring**

Solution

- VNLG 152: Lead retinamide RAMBAs demonstrate antikeratinization & sebosuppressive effects *in vitro* and in reconstructed human epidermis, with equal or superior effects to currently marketed retinoids, 13-CRA and ATRA [*unpublished data*]

University of Maryland Baltimore

- Researchers obtained promising early results demonstrating that lead retinamide (RAMBAs) have equal or superior effects over approved retinoids (ATRA and 13-CRA) to inhibit proliferation of normal human adult keratinocytes and sebocytes, and antikeratinizing effects in reconstructed human epidermis
- Initial toxicity profiles for a panel of RAMBAs [*Njar et al., 2006*] also showed good indications for safe therapeutic use

Milestone

- Preclinical trial for patients suffering from acne to begin late 2019

*https://www.grandviewresearch.com/industry-analysis/psoriasis-drugs-market
**https://www.mordorintelligence.com/industry-reports/acne-therapeutics-market

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www. hoththerapeutics . c o m 18 WEG - 232 to Treat Side Effects of Erlotonib Market Opportunity • Erlotinib is used to combat various cancers and has been known to cause varying degrees of skin rashes, lesions, hair loss and nail changes to patients* Solution • Sponsored Research Agreement with the George Washington University to explore the potential use of WEG - 232 for topical and/or systemic therapy to counter the dermatological related side - effects of Erlotinib therapy in cancer patients. Pre - clinical Research • 12 week study conducted at GW suggests the topical application of WEG - 232 could be very effective in suppressing erlotinib induced - facial rash/hair loss with approximate 71% reduction. It concluded that WEG - 232 may be used as an effective intervention to prevent EGFR - TKI - induced cutaneous toxicity.** Milestone • Pre - IND materials being put together to be submitted to FDA during Q3 2020 following a Phase2(b) approach *http://chemocare.com/chemotherapy/drug - info/erlotinib.aspx **https://ir.hoththerapeutics.com/news - releases/?qmodStoryID=5132975101160031 www. hoththerapeutics . c o m 19 Gene Therapy to Treat Asthma & Allergic Inflammation Market Opportunity • According to Center for Disease Control, one in thirteen people have asthma* • More than 25 million Americans have asthma and the numbers have been steadily increasing since 1980 across all ages, genders and racial groups Solution: • The Exon Skipping approach is a new approach for the technique of antisense oligonucleotide - mediated exon skipping to specifically target and down - regulate IgE receptor expression in mast cells. • These findings set a breakthrough for allergic diseases as they are driven by the activation of mast cells and the release of mediators in response to IgE - directed antigens. Preclinical Study: • Study initiated in February 2020 determine the best approach for targeting allergic inflammation in the airways with Splice - switching oligonucleotides (SSOs) and establish proof of principle by providing preclinical mouse data Milestone: • Pre - clinical study to be completed in 2020 • Future development will identify and advance drug candidates for asthma and other allergic diseases and play a key role in reversing the progression of allergic reactions in patients * https://www.aafa.org/asthma - facts/

www. hoththerapeutics . c o m 20 VaxCelerate – Vaccine for COVID - 19 Market Opportunity • COVID - 19 has reached pandemic status • As this is a novel virus, there is virtually no immunity in the global population • Death rates are estimated to be approximately 6% of confirmed cases* Solution VaxCelerate could offer several advantages over other vaccines in combination therapy**: • In infectious applications, it allows rapid development against viruses and other pathogens • Generates customized cellular immunity Preclinical Study Timeline**: • Design and produce a Self - Assembling Vaccine (SAV) against COVID - 19 • In vivo assessment of SAV - CoV vaccine response in mouse model (2 months) • In vivo assessment of SAV - CoV vaccine response in nonhuman primate model (6 months) VaxCelerate technology licensed to Voltron Therapeutics, Inc. On March 23, 2020 Hoth announced its development of Joint Venture Entity with Voltron: HaloVax , LLC. The partnership was established to advance an application of VaxCelerate , the SAV platform licensed from the Vaccine and Immunotherapy Center (VIC) at Massachusetts General Hospital (MGH) specifically for the rapid development of vaccines against emerging pathogens and specific types of cancer, in this case COVID - 19. * https://www.who.int/emergencies/diseases/novel - coronavirus - 2019 ** https://halovax.com/about/

www. hoththerapeutics . c o m 21 Novel Peptide COVID - 19 Therapeutic* Market Opportunity • SARS - CoV - 2 or COVID - 19 attaches to and enters cells through the binding of its perfusion Spike Protein to the cell surface receptor Angiotensin Converting Enzyme 2 (ACE2) • Because of the wide - spread dispersion of ACE2 within the body, there are numerous opportunities for SARS - CoV - 2 to infiltrate the body. Solution • Computer modeling of SARS - CoV - 2's spike protein is an important step in finding ways to prevent the virus from binding to ACE2 receptors and allowing the virus to replicate. • .This therapeutic development effort exploits the binding of the SARS - Cov - 2 spike protein to ACE2 to develop effective peptide ‘decoys’ that have the potential to preferentially bind to the spike protein and prevent fusion and infection Research • The research is being led by inventor Michael H. Peters, Ph.D., Professor, Department of Chemical and Life Science Engineering at VCU, College of Engineering, and is being aided, in part, by powerful supercomputers as part of the COVID - 19 High Performance Computing Consortium Expecting preliminary results by Q3 2020 *https://ir.hoththerapeutics.com/news - releases/

www. hoththerapeutics . c o m 22 Z - pods to Treat Cutaneous Lupus Erythematosus (CLE) * https://www.lupus.org/resources/lupus - facts - and - statistics * https://www.lupus.org/resources/cutaneous - lupus Market Opportunity • Approximately 1.5 million Americans currently suffer from lupus and of those diagnosed, approximately two thirds will develop CLE* • Most likely to effect women • 2 - 3 times more likely to effect women of color Solution • Improves drug penetration • Prevents development Preclinical Results • Support that AEA - loaded Z - Pods™ inhibit the development of CLE lesions in a well - established animal model of lupus Milestone • Confirmation study developed and completed Spring 2020 • Preclinical study design in development www. hoththerapeutics . c o m 23 Lupus Study II Results Thus Far are Excellent Anandamide (AEA) in coconut oil (“neat”) provides a small therapeutic effect (although the lesions continue to progress), but this same AEA loaded in Z - pods™ provides an actual reduction in lesion score. Controlling Rapid Metabolism. Overcoming Poor Dermal Penetration. 11 11 11 11 11 10 9 9 7 7 10 10 10 10 10 7 6 6 6 4 10 10 10 10 8 7 6 6 4 3 -0.2 -0.1 0 0.1 0.2 0.3 0.4 0.5 0.6 1 2 3 4 5 6 7 8 9 10 Average score Time / weeks after 1st skin plaque observed Untreated AEA in coconut oil AEA-loaded Z-pods in coconut oil https://hoththerapeutics.com/aea - loaded - z - pods/

www. hoththerapeutics . c o m 24 Animal Data Untreated Control: Empty Z - pods™ AEA in Z - pods™

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HOTHTHERAPEUTICS

Recent Milestones and Upcoming Catalysts

	Q1 2020	Q2 2020	Q3 2020	Q4 2020	2021
Completed: Phase 1b trial for BioLexa to examine both safety and efficacy		✓			
Completed: confirmatory study on Z-pods™ to treat Cutaneous Lupus Erythematosus (CLE)	✓				
Launch preclinical trial of VNLG 152 for patients suffering from acne.	✓				
Gene Therapy Preclinical program initiated	✓				
VaxCelerate – initiate animal studies		✓			
Initiate BioLexa's Phase 2 double-blind, placebo-controlled, study to evaluate its safety, efficacy and ease of use			✓		
Positive preliminary, preclinical data on Z-Pod treatment for CLE			✓		
Top-line Phase 2 data of BioLexa end of 2020 or early 2021				✓	

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www. hoththerapeutics . c o m 26 Intellectual Property and License Terms Summary Country Patent Expiration Issue Date Issued Pending EU Patent covering compositions and methods 2028 October 2014 x US & PCT Issued claims f ocused on a pharmaceutical composition that inhibits bacterial colonization and biofilms, often found in skin infections such as atopic dermatitis 2034 November 2017 x US Patent covering Retinoic acid metabolism blocking agents (RAMBAs). The RAMBAs may be used for treatment of cancer, including breast and prostate cancers. 2035 October 2015 x US & PCT Issued claims of determining an individual’s propensity to eczema, a peanut allergy, a milk allergy or a general food allergy 2026 June 2010 x

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HOTHTHERAPEUTICS

Scientific Advisors & Management Team

DR. JONATHAN ZIPPIN Senior Scientific Advisor	Dr. Jonathan Zippin is an Associate Professor of Dermatology and Pharmacology Dermatologist at Weill Medical College of Cornell University. He is the current Vice Chair of Research in the Department of Dermatology and is the Director of the Contact, Occupational, and Photo Dermatitis Unit. Dr. Zippin obtained his undergraduate education at Cornell University where he received a Bachelor's of Science with Honors. He then attended the Rockefeller/Cornell/Sloan-Kettering Tri-Institutional M.D./Ph.D. program.
DR. ANDREW HERR Scientific Advisory Board	Dr. Andrew Herr, PhD, is an associate professor in the Division of Immunobiology and Center for Systems Immunology, with an affiliate appointment in the Division of Infectious Diseases at Cincinnati Children's Hospital within the UC Department of Pediatrics. Dr. Herr completed his thesis work in molecular biophysics from Washington University in St. Louis, and completed his postdoctoral work in structural immunology at the California Institute of Technology as a Damon Runyon Research Fellow. He was recruited to the University of Cincinnati College of Medicine as an Ohio Eminent Scholar in Structural Biology before moving to Cincinnati Children's Hospital.
DR. ADAM FRIEDMAN Scientific Advisory Board	Adam Friedman, M.D., F.A.A.D. is Professor and Interim Chair of Dermatology and serves as Residency Program Director and Director of Translational Research in the Department of Dermatology at The George Washington University School of Medicine & Health Sciences. Dr. Friedman completed his undergraduate training at the University of Pennsylvania and graduated with Distinction in Dermatologic Research at the Albert Einstein College of Medicine in New York.
DR. STEFANIE JOHNS Scientific Advisory Board	Dr. Stefanie Johns, Ph.D. is the Associate Director, Regulatory Affairs at Enable Injections, LLC, a company specializing in the development and manufacture of advanced wearable infusion devices for use in combination products. Dr. Johns completed her graduate work in protein biochemistry at the University of Cincinnati College Medicine under the direction of Dr. Andrew Herr, Ph.D., which also contributed to the development of the BioLexa Platform technology.
DR. VINCENT NJAR Scientific Advisory Board	Dr. Vincent Njar has over 38 years of demonstrated accomplishment as a medicinal chemist and oncopharmacologist in academia at several universities, including 23 years with University of Maryland School of Medicine, Baltimore, MD, USA. He has more than120 scientific publications, over 35 issued patents and more than 30 pending patents; H-Index: 43; citations: 10,571. He has a Ph.D. in Chemistry (University College. London, UK) and completed a Postdoctoral Fellowship at the Worcester Foundation for Experimental biology, Shrewsbury, MA, USA. He is the Lead Inventor of a drug candidate, galeterone (originally code named VN/124-1), which advanced to Phase III clinical trials in patients with metastatic castration resistant prostate cancer (licensed by UMB to Tokai Pharmaceutical Inc., Boston, MA, USA).

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HOTHTHERAPEUTICS

Scientific Advisors & Management Team

DR. GLENN CRUSE Scientific Advisory Board	Dr. Glenn Cruse, PhD, is currently Assistant Professor of Immunology at North Carolina State University within the College of Veterinary Medicine. Dr. Cruse completed his graduate studies at Glenfield Hospital, of the University of Leicester, United Kingdom, where he focused on human lung mast cell biology in asthma. He completed his postdoctoral fellowship training in the Laboratory of Allergic Diseases, NIAID at NIH before starting his own research program in his current position at NC State. The goal of his research program is to establish novel regulators of allergic inflammation and to develop targeted therapeutics for allergic inflammation and mast cell-mediated diseases.
DR. GURJIT HERSHEY Scientific Advisory Board	Dr. Gurjit Khurana Hershey is the Director of the Division of Asthma Research, and is an endowed Professor of Pediatrics at Cincinnati Children's Hospital and the University of Cincinnati College of Medicine. She received her medical and doctorate degrees from Washington University School of Medicine in St. Louis, Missouri and completed a pediatric residency and an allergy/immunology fellowship at St. Louis Children's Hospital. She is board certified in Pediatrics and Allergy and Immunology and is an active clinician and researcher. Dr. Khurana Hershey is a physician scientist who has devoted her career to clinical investigation using a combination of epidemiologic, basic, translational, and clinical research to answer fundamental questions regarding the environmental and genetic factors that contribute to the development of childhood asthma. She is an internationally recognized expert in pediatric asthma, allergy and immunology, genetics, and environmental health.
DR. RICHARD GRANSTEIN Scientific Advisory Board	Richard D. Granstein, M.D. is the George W. Hambrick, Jr. Professor and Chairman of the Department of Dermatology. Dr. Granstein obtained his undergraduate education at the Massachusetts Institute of Technology and his medical education at the UCLA School of Medicine. After completing his internship in 1979, he trained in dermatology at the Massachusetts General Hospital. As a Research Fellow, Dr. Granstein studied immunology and tumor biology at the National Cancer Institute-Frederick Cancer Research Facility and at Harvard Medical School. Dr. Granstein joined the faculty of the Department of Dermatology at Harvard Medical School and the Massachusetts General Hospital in 1984. In 1995 he left Harvard to become Chairman of the Department of Dermatology at the Weill Medical College of Cornell University and Dermatologist-in-Chief at the NewYork-Presbyterian/Weill Cornell Medical Center.
DR. WILLIAM WEGLICKI Scientific Advisory Board	William Weglicki, MD trained in Medicine at the Georgetown University Hospital before completing his cardiology fellowship at Duke University Medical Center. After two years as a Research Associate at NIH and Johns Hopkins University, he joined the faculty of Harvard Medical School for seven years and there he was promoted to Associate Professor of Medicine. In 1975 he was appointed Chairman of the Department of Biophysics at the Medical College of Virginia of Virginia Commonwealth University. He has been a principal investigator on NHLBI research grants for more than 30 years. From 2014-2018 at GWU he served as Interim Chair of the Department of Biochemistry and Molecular Medicine. His ongoing research includes the study of cardiac and cutaneous side effects due to some of the EGFR/Tyrosine Kinase Inhibiting anticancer drugs.

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www. hoththerapeutics . c o m 29 ROBB KNIE President, CEO and Director □ President of Lifeline Industries Inc, since 1995 □ 20+ years of equity markets experience, semiconductor and telecommunications □ Board positions with NASDAQ listed companies and management positions with Advisors VADIM MATS Director □ CFO of Point Capital, Inc., and CFO of FWS Capital Ltd. □ Previously CFO of Whalehaven Group of Funds, Lust for Life Footwear & Brioclick Inc , Park Capital Management, and Senior Fund Accountant at Bank of New York Mellon □ B.S. Business Administration cum laude, M.S. Accounting, Finance from Zicklin School College, respectively CAIA Charterholder and CPA KENNETH RICE Director □ President of Alderaan Group, a project management consulting firm □ Previously EVP, CFO and in - house counsel of Alseres Pharmaceuticals, Inc., and was Pharmaceuticals in a similar capacity □ BSBA Babson College, MBA Babson College, J.D. Suffolk University Law School, LLM WAYNE LINSLEY Director □ Vice President for CFO OnCall , Inc. a financial reporting firm □ CEO and Sole Owner for Executive Outsource Group, Inc., which outsources financial reporting □ B.A. Business Administration Siena College DAVID SARNOFF Director □ Founder and Principal of Sarnoff Group, LLC □ Previously co - founder and Principal of Morandi, Taub & Sarnoff LLC □ B.A. Hofstra University, J.D. Rutgers University School of Law GRAIG SPRINGER Director □ Previously at Invesco U.S. and OppenheimerFunds , Inc. in oversight and governance roles □ Serves on FINRA’s Securities Industry Essentials Committee □ Holds Series 7 and Series 24 Licenses □ B.A. English Columbia University, J.D. Fordham University School of Law Scientific Advisors & Management Team

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HOTHTHERAPEUTICS

Investment Highlights

Platform Technology Targeting Large, Unmet Dermatological Needs	✓ Addressing multi-billion dollar unmet market opportunities ✓ BioLexa Platform - Novel mixture of two FDA-approved compounds ✓ Top-line data expected by end of 2020 or early 2021
Unique Approach	✓ Pfizer acquired Anacor for $5.2 billion ✓ HOTH is mirroring the clinical development of their lead drug, Eucrisa, ✓ Same location, trial design and CRO ✓ Cost effective and quicker path to market
Diverse Pipeline	✓ Offers strong intellectual property portfolio, including exclusive licenses to patents and trademarks ✓ Multiple shots on goal diversifying portfolio and market
Clean Cap Structure with Balance Sheet Supporting Path to Top-Line Data	✓ 11.6 million shares outstanding with 17.31% insider ownership ✓ Cash on hand is sufficient to take company well through Phase 2 data ▪ Entire cost of Phase 2 trial is ~$1.5 million, of which approximately 40% will be eligible for rebate from the Australian government.
Experienced Management, Board and Scientific Advisors	✓ Experienced management team, board of directors and scientific advisors with proven financial, capital markets and drug development experience

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THANK YOU Contact Information Hayley Behrmann Vice President of Operations Hoth Therapeutics, Inc 646 - 756 - 2997 investorrelations@hoththerapeutics.com :HOTH